EXHIBIT 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2005				2004
	December 31	September 30	June 30	March 31	December 31
INTEREST INCOME
Loans	$524,840	$481,387	$454,169	$431,375	$414,830
Available-for-sale securities	71,646	69,887	74,073	75,791	76,518
Held-to-maturity securities	67,092	68,828	71,082	72,096	69,950
Trading securities	350	278	218	159	96
Loans held for sale	6,296	5,675	2,614	1,498	4,517
Other interest-earning assets	680	459	356	255	197

Total interest income	670,904	626,514	602,512	581,174	566,108

INTEREST EXPENSE
Interest-bearing demand	26,780	23,748	20,356	16,345	12,369
Money market and savings deposits	43,981	42,394	36,956	29,368	17,376
Time deposits	88,021	79,496	68,855	65,279	63,827
Foreign deposits	13,154	11,084	6,697	6,803	6,063
Federal funds purchased and securities sold under agreements to repurchase	30,926	23,497	17,507	16,354	15,246
Other borrowed funds	5,561	4,563	2,129	1,928	3,621
Long-term Federal Home Loan Bank advances	26,621	31,193	38,633	40,199	52,032
Other long-term debt	43,710	35,806	32,736	25,150	16,362

Total interest expense	278,754	251,781	223,869	201,426	186,896

NET INTEREST INCOME	392,150	374,733	378,643	379,748	379,212
Provision for loan losses	20,850	34,800	17,700	20,600	44,250

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	371,300	339,933	360,943	359,148	334,962

NONINTEREST REVENUES
Service charges on deposit accounts	95,388	95,141	91,485	85,034	94,556
Trust income	23,354	29,439	30,010	30,353	30,571
Consumer investment services income	18,312	18,668	18,875	20,032	17,539
Interchange income	24,657	22,884	22,731	21,178	21,066
Commercial credit fee income	10,478	12,178	13,901	10,940	10,605
Bank owned life insurance policies	10,793	11,386	10,582	10,511	13,760
Mortgage income	2,046	5,873	4,796	3,986	5,627
Portfolio income	684	301	3,150	1,282	5,381
Net gain on sale of business	-0-	44,007	-0-	-0-	166,103
Other noninterest revenues	31,232	19,772	27,621	32,120	15,081

Total noninterest revenues	216,944	259,649	223,151	215,436	380,289

NONINTEREST EXPENSES
Salaries and employee benefits	174,027	174,055	172,955	178,655	170,640
Net occupancy	38,039	38,342	38,430	36,857	37,694
Equipment	31,200	31,876	32,624	31,086	31,721
Postage and office supplies	9,397	10,071	10,080	10,693	10,556
Marketing	7,609	10,698	7,168	9,771	8,803
Professional fees	13,990	12,130	7,759	7,489	16,363
Communications	6,038	6,027	6,155	6,118	5,773
Amortization of intangibles	613	637	636	696	800
FHLB prepayment cost	-0-	-0-	-0-	-0-	129,648
Other noninterest expenses	39,646	53,069	39,135	38,152	48,418

Total noninterest expenses	320,559	336,905	314,942	319,517	460,416

INCOME BEFORE INCOME TAXES	267,685	262,677	269,152	255,067	254,835
Income taxes	85,552	82,349	84,553	76,422	77,978

NET INCOME	$182,133	$180,328	$184,599	$178,645	$176,857

Average common shares outstanding - basic	347,201	349,346	352,054	354,299	355,072
Earnings per common share - basic	$0.52	$0.52	$0.52	$0.50	$0.50
Average common shares outstanding - diluted	351,811	354,654	357,026	358,812	360,286
Earnings per common share - diluted	$0.52	$0.51	$0.52	$0.50	$0.49

Unaudited

AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended December 31, 2005			Three Months Ended September 30, 2005			Three Months Ended June 30, 2005			Three Months Ended March 31, 2005			Three Months Ended December 31, 2004
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$17,890,194	$280,487	6.22%	$17,055,819	$253,640	5.90%	$16,620,623	$235,211	5.68%	$16,376,300	$218,177	5.40%	$15,682,584	$204,003	5.18%
Residential first mortgages	5,914,872	77,532	5.20%	5,685,620	72,459	5.06%	5,561,349	67,340	4.86%	5,260,197	64,045	4.94%	4,913,523	60,340	4.89%
Equity loans and lines	7,639,452	120,742	6.27%	7,443,993	108,869	5.80%	7,624,399	106,004	5.58%	7,756,678	101,105	5.29%	7,742,633	93,520	4.81%
Dealer indirect	3,088,347	42,090	5.41%	3,110,615	41,898	5.34%	3,088,106	41,161	5.35%	3,212,236	42,602	5.38%	3,392,366	46,700	5.48%
Other consumer	460,687	10,323	8.89%	469,482	10,841	9.16%	467,045	10,757	9.24%	603,138	11,757	7.91%	794,457	16,511	8.27%

Total loans net of unearned income (1)	34,993,552	531,174	6.02%	33,765,529	487,707	5.73%	33,361,522	460,473	5.54%	33,208,549	437,686	5.35%	32,525,563	421,074	5.15%
Available-for-sale securities, amortized cost	6,076,977	72,197	4.71%	6,065,719	70,403	4.60%	6,322,703	74,597	4.73%	6,385,445	76,355	4.85%	6,369,885	77,107	4.82%
Market valuation on AFS securities	(160,331)			(74,193)			(87,157)			(41,821)			(25,440)

Total available-for-sale securities (2)	5,916,646			5,991,526			6,235,546			6,343,624			6,344,445
Held-to-maturity securities	5,715,159	71,046	4.93%	5,903,899	72,788	4.89%	6,052,066	75,081	4.98%	6,145,136	76,115	5.02%	6,043,965	73,896	4.86%

Total investment securities (3)	11,631,805	143,243	4.82%	11,895,425	143,191	4.75%	12,287,612	149,678	4.85%	12,488,760	152,470	4.93%	12,388,410	151,003	4.84%
Other interest-earning assets	587,653	7,326	4.95%	541,115	6,412	4.70%	271,607	3,188	4.71%	189,569	1,917	4.10%	285,158	4,810	6.71%

Total interest-earning assets (3)	47,213,010	681,743	5.71%	46,202,069	637,310	5.46%	45,920,741	613,339	5.35%	45,886,878	592,073	5.23%	45,199,131	576,887	5.07%
Cash and due from banks	1,172,698			1,160,908			1,182,160			1,165,902			1,147,335
Other assets	3,671,435			3,640,629			3,606,771			3,611,839			3,559,107
Allowance for loan losses	(383,889)			(368,025)			(368,375)			(368,509)			(370,052)

	$51,673,254			$50,635,581			$50,341,297			$50,296,110			$49,535,521

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand	$6,873,532	26,780	1.55%	$6,809,041	23,748	1.38%	$6,957,590	20,356	1.17%	$6,979,278	16,345	0.95%	$6,808,245	12,369	0.72%
Money market and savings deposits	9,785,221	43,981	1.78%	9,870,250	42,394	1.70%	9,974,400	36,956	1.49%	9,512,976	29,368	1.25%	8,306,523	17,376	0.83%
Time deposits (4)	9,790,672	88,021	3.57%	9,520,049	79,496	3.31%	9,215,524	68,855	3.00%	9,457,697	65,279	2.80%	9,574,231	63,827	2.65%
Foreign deposits	1,717,237	13,154	3.04%	1,649,554	11,084	2.67%	1,256,394	6,697	2.14%	1,537,030	6,803	1.80%	1,655,500	6,063	1.46%
Federal funds purchased and securities sold under agreements to repurchase	3,641,774	30,926	3.37%	3,286,028	23,497	2.84%	2,866,029	17,507	2.45%	3,022,943	16,354	2.19%	3,394,875	15,246	1.79%
Other interest-bearing liabilities (4)	6,634,179	75,892	4.54%	6,661,718	71,562	4.26%	7,441,068	73,498	3.96%	7,355,899	67,277	3.71%	7,682,934	72,015	3.73%

Total interest-bearing liabilities	38,442,615	278,754	2.88%	37,796,640	251,781	2.64%	37,711,005	223,869	2.38%	37,865,823	201,426	2.16%	37,422,308	186,896	1.99%

Net interest spread (3)			2.83%			2.82%			2.97%			3.07%			3.08%

Noninterest-bearing demand deposits	7,949,605			7,565,672			7,454,032			7,225,621			6,978,442
Other liabilities (4)	1,732,468			1,700,464			1,636,182			1,666,288			1,643,590
Shareholders’ equity	3,548,566			3,572,805			3,540,078			3,538,378			3,491,181

	$51,673,254			$50,635,581			$50,341,297			$50,296,110			$49,535,521

Net interest income/margin on a taxable equivalent basis (3)		402,989	3.37%		385,529	3.31%		389,470	3.40%		390,647	3.45%		389,991	3.43%

Taxable equivalent adjustment:(5)
Loans		6,334			6,320			6,304			6,311			6,244
Available-for-sale securities		551			516			524			564			589
Held-to-maturity securities		3,954			3,960			3,999			4,019			3,946
Trading securities		-0-			-0-			-0-			5			-0-

Total taxable equivalent adjustment		10,839			10,796			10,827			10,899			10,779

Net interest income		$392,150			$374,733			$378,643			$379,748			$379,212

NOTES:

(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.
(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.
(3)	The yield calculation for total available-for-sale securities, total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.
(4)	Statement 133 valuation adjustments related to time deposits and other interest-bearing liabilites are included in other liabilities.
(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

Unaudited

AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31
ASSETS
Cash and due from banks	$1,307,043	$1,223,228	$1,167,313	$1,110,764	$966,993
Trading securities	30,419	39,186	39,404	33,185	1,883
Available-for-sale securities	5,989,989	6,033,746	6,172,833	6,378,267	6,322,665
Held-to-maturity securities	5,679,494	5,821,967	6,072,898	6,193,235	6,188,010
Loans held for sale	406,553	460,816	323,017	150,888	103,273
Loans net of unearned income:
Commercial and industrial	6,173,403	6,041,712	5,961,937	5,857,272	5,740,153
Commercial loans - secured by real estate	2,836,230	2,489,973	2,381,944	2,251,824	2,245,052
Commercial leases	2,370,986	2,342,161	2,239,314	2,202,117	2,179,074
Commercial real estate mortgages	3,067,153	3,083,242	2,922,692	3,005,907	2,867,968
Real estate construction	4,085,369	3,508,763	3,364,146	3,243,707	3,008,313
Residential first mortgages	6,016,157	5,826,851	5,692,014	5,277,556	5,081,775
Equity loans and lines	7,859,133	7,479,750	7,427,904	7,596,112	7,756,745
Dealer indirect	3,047,117	3,116,305	3,087,815	3,120,046	3,312,120
Revolving credit	23,563	23,224	23,538	24,885	27,230
Other consumer	418,828	423,188	432,078	446,011	582,907

Total loans net of unearned income	35,897,939	34,335,169	33,533,382	33,025,437	32,801,337
Allowance for loan losses	(366,695)	(384,647)	(365,626)	(366,836)	(366,774)
Other interest-earning assets	68,000	88,476	49,599	34,639	36,149
Premises and equipment, net	1,200,114	1,088,322	1,087,201	1,083,333	1,060,574
Cash surrender value - bank owned life insurance	1,156,265	1,144,048	1,133,539	1,122,447	1,111,934
Goodwill and other intangibles	296,582	298,205	298,841	299,478	300,174
Accrued interest receivable and other assets	941,407	956,869	1,034,430	946,621	1,022,153

	$52,607,110	$51,105,385	$50,546,831	$50,011,458	$49,548,371

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$8,233,137	$8,022,022	$7,687,525	$7,500,430	$7,182,806
Interest-bearing demand	7,299,655	6,838,125	6,962,855	7,071,159	7,115,545
Money market and savings	9,513,548	9,928,034	10,005,039	9,871,634	8,810,972
Time	9,928,485	9,710,125	9,062,959	9,509,574	9,476,075
Foreign	1,373,557	1,181,819	1,595,330	875,723	1,647,381

Total deposits	36,348,382	35,680,125	35,313,708	34,828,520	34,232,779
Federal funds purchased and securities sold under agreements to repurchase	4,404,262	3,374,744	2,842,751	2,610,403	2,291,988
Other borrowed funds	511,625	681,618	473,010	203,639	429,098
Long-term Federal Home Loan Bank advances	1,958,730	2,388,222	3,238,993	3,918,255	4,371,745
Other long-term debt	4,025,941	3,634,730	3,359,173	3,344,018	2,899,773

Total deposits and interest-bearing liabilities	47,248,940	45,759,439	45,227,635	44,904,835	44,225,383
Accrued expenses and other liabilities	1,723,593	1,768,491	1,680,971	1,614,901	1,754,147

Total liabilities	48,972,533	47,527,930	46,908,606	46,519,736	45,979,530

Shareholders’ equity:
Preferred stock	-0-	-0-	-0-	-0-	-0-
Common stock	416,706	416,723	416,732	416,736	416,748
Additional paid-in capital	738,011	734,850	731,383	729,039	726,411
Retained earnings	3,844,183	3,755,478	3,672,524	3,580,202	3,492,873
Treasury stock	(1,208,874)	(1,196,160)	(1,093,405)	(1,073,672)	(986,510)
Deferred compensation on restricted stock	(14,083)	(14,733)	(15,208)	(16,230)	(12,947)
Accumulated other comprehensive loss	(141,366)	(118,703)	(73,801)	(144,353)	(67,734)

Total shareholders’ equity	3,634,577	3,577,455	3,638,225	3,491,722	3,568,841

	$52,607,110	$51,105,385	$50,546,831	$50,011,458	$49,548,371

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

	Three Months Ended
	2005				2004
	December 31	September 30	June 30	March 31	December 31
NET CHARGE-OFFS/(RECOVERIES)
Commercial:
Commercial & industrial	$29,154	$5,674	$8,725	$5,420	$11,268
Commercial loans - secured by real estate	559	2	239	698	275
Commercial leases	582	263	-0-	182	1,815

Total commercial	30,295	5,939	8,964	6,300	13,358

Commercial real estate:
Commercial real estate mortgages	(22)	(9)	39	691	(3)
Real estate construction	(2)	20	(213)	1,534	5

Total commercial real estate	(24)	11	(174)	2,225	2

Consumer:
Residential first mortgages	648	239	424	1,298	912
Equity loans and lines	2,588	3,313	3,645	3,806	6,088
Dealer indirect	2,412	2,472	1,141	3,303	4,995
Revolving credit	(340)	(258)	222	742	3,525
Other consumer	3,223	4,063	3,420	1,407	4,251

Total consumer	8,531	9,829	8,852	10,556	19,771

	$38,802	$15,779	$17,642	$19,081	$33,131

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)
Commercial:
Commercial & industrial	1.91%	0.38%	0.59%	0.38%	0.79%
Commercial loans - secured by real estate	0.09	0.00	0.04	0.13	0.05
Commercial leases	0.10	0.05	0.00	0.03	0.34

Total commercial	1.09	0.22	0.34	0.25	0.53

Commercial real estate:
Commercial real estate mortgages	0.00	0.00	0.01	0.10	0.00
Real estate construction	0.00	0.00	(0.03)	0.20	0.00

Total commercial real estate	0.00	0.00	(0.01)	0.15	0.00

Consumer:
Residential first mortgages	0.04	0.02	0.03	0.10	0.07
Equity loans and lines	0.13	0.18	0.19	0.20	0.31
Dealer indirect	0.31	0.32	0.15	0.42	0.59
Revolving credit	(5.83)	(4.41)	3.69	11.70	6.60
Other consumer	2.92	3.61	3.10	0.99	2.91

Total consumer	0.20	0.23	0.21	0.25	0.47

	0.44%	0.19%	0.21%	0.23%	0.41%

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31
NONPERFORMING LOANS*
Commercial:
Commercial & industrial	$39,542	$44,014	$35,299	$37,136	$37,581
Commercial loans - secured by real estate	17,838	15,748	15,395	21,699	18,617
Commercial leases	27,374	1,871	1,656	2,407	2,048

Total commercial	84,754	61,633	52,350	61,242	58,246

Commercial real estate:
Commercial real estate mortgages	4,498	4,668	2,738	2,247	3,074
Real estate construction	2,946	2,121	1,837	2,466	1,286

Total commercial real estate	7,444	6,789	4,575	4,713	4,360

Consumer:
Residential first mortgages	8,817	10,542	11,649	19,147	21,899
Equity loans and lines	1,965	1,404	1,588	1,854	3,946
Dealer indirect	1	24	17	7	13
Other consumer	-0-	29	242	292	24

Total consumer	10,783	11,999	13,496	21,300	25,882

	$102,981	$80,421	$70,421	$87,255	$88,488

* Exclusive of accruing loans 90 days past due.

	2005				2004
	December 31	September 30	June 30	March 31	December 31
ACCRUING LOANS 90 DAYS PAST DUE
Commercial:
Commercial & industrial	$1,258	$1,665	$6,502	$4,565	$6,166
Commercial loans - secured by real estate	36	1,023	1,944	952	1,518
Commercial leases	-0-	-0-	-0-	-0-	-0-

Total commercial	1,294	2,688	8,446	5,517	7,684

Commercial real estate:
Commercial real estate mortgages	656	72	867	8	259
Real estate construction	122	978	-0-	8,274	145

Total commercial real estate	778	1,050	867	8,282	404

Consumer:
Residential first mortgages	53,066	19,688	12,164	7,345	9,401
Equity loans and lines	26,762	25,279	24,311	26,063	27,965
Dealer indirect	3,065	2,644	2,450	2,258	4,089
Revolving credit	381	445	419	599	518
Other consumer	763	610	528	654	1,056

Total consumer	84,037	48,666	39,872	36,919	43,029

	$86,109	$52,404	$49,185	$50,718	$51,117

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

	2005				2004
	December 31*	September 30	June 30	March 31	December 31
REGULATORY CAPITAL RATIOS
Tier 1 capital ratio
AmSouth	7.78%	7.90%	8.17%	8.05%	8.05%
AmSouth Bank	8.55	8.80	8.86	8.71	8.49

Total capital ratio
AmSouth	11.37%	11.31%	11.64%	11.54%	10.93%
AmSouth Bank	11.56	11.97	12.09	11.97	11.04

Leverage ratio
AmSouth	6.74%	6.72%	6.79%	6.61%	6.73%
AmSouth Bank	7.41	7.49	7.36	7.16	7.10

*	Fourth quarter 2005 regulatory capital ratios based on preliminary data.